CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Kings, Chief Executive Officer of the Franklin Strategic Mortgage Portfolio (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.

The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2024 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/28/2024

                                                                S\CHRISTOPHER KINGS

                                                                Christopher Kings
Chief Executive Officer - Finance and Administration
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey White, Chief Financial Officer of the Franklin Strategic Mortgage Portfolio (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.

The periodic report on Form N-CSR of the Registrant for the period ended 3/31/2024 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  5/28/2024
                                                                S\JEFFREY WHITE

                                                                Jeffrey White
Chief Financial Officer, Chief Accounting Officer and Treasurer